                       CONSENT AND LETTER OF TRANSMITTAL
                  TO TENDER AND TO GIVE CONSENT IN RESPECT OF

                      10 3/4% CAPITAL SECURITIES, SERIES B
                                       OF

                               INTEGON CAPITAL I
      PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT
                            DATED NOVEMBER 12, 1997
                                       OF

                              INTEGON CORPORATION

THE TENDER OFFER (AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, DECEMBER 10, 1997, UNLESS EXTENDED OR EARLIER TERMINATED (AS MAY BE SO EXTENDED, THE "EXPIRATION TIME"). THE CONSENT DATE IS TUESDAY, NOVEMBER 25, 1997 OR SUCH LATER DATE AS DESCRIBED IN THE OFFER TO PURCHASE (AS DEFINED BELOW). THE RECORD DATE IS NOVEMBER 14, 1997.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

                                    By Mail:
                                   ---------

                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                                 P.O. Box 2569
                                   Suite 4660
                           Jersey City, NJ 07303-2569
                                    By Hand:
                                   ----------

                    First Chicago Trust Company of New York
                               Tender & Exchanges
                        c/o The Depositary Trust Company
                                55 Water Street
                                    DTC TAD
                        Vietnam Veterans Memorial Plaza
                               New York, NY 10041

                             By Overnight Courier:
                            -----------------------

                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                                 14 Wall Street
                                   8th Floor
                                 Suite 4680-INT
                               New York, NY 10005

                  By Facsimile for Eligible Institutions Only:
                 ---------------------------------------------

                                 (201) 222-4720
                                       or
                                 (201) 222-4721

                   For Confirmation and/or Information Call:
                 ----------------------------------------------

                                 (800) 438-0052

     Any questions or requests for assistance may be directed to D.F. King & Co., Inc., who is acting as Information Agent for the Tender Offer and the Consent Solicitation, toll-free at (800) 290-6427. Banks and brokers may call collect at (212) 269-5550.

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS (AS DEFINED IN THE OFFER TO PURCHASE) WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION (AS DEFINED IN THE OFFER TO PURCHASE) PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR CAPITAL SECURITIES AND VALIDLY DELIVER (AND NOT REVOKE) THEIR CONSENTS (AS DEFINED IN THE OFFER TO PURCHASE) TO THE DEPOSITARY PRIOR TO THE EXPIRATION TIME. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT (AS DEFINED IN THE OFFER TO PURCHASE) TOGETHER WITH THE TENDER OFFER CONSIDERATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR CAPITAL SECURITIES AND VALIDLY DELIVER (AND NOT REVOKE) THEIR CONSENTS (AND IN THE CASE OF TENDERING HOLDERS WHO WERE NOT HOLDERS AS OF THE RECORD DATE, VALIDLY DELIVER A PROXY (AS DEFINED IN THE OFFER TO PURCHASE)) PRIOR TO THE CONSENT TIME ON THE CONSENT DATE.

     This Letter of Transmittal is to be used to accept a Tender Offer (as defined in the Offer to Purchase and Consent Solicitation Statement, dated November 12, 1997 (the "Offer to Purchase")), of Integon Corporation, a Delaware corporation (the "Company"), if (i) certificates representing any of the 10 3/4% Capital Securities, Series B issued by Integon Capital I, a Delaware business trust (the "Capital Securities"), are to be physically delivered to First Chicago Trust Company of New York, as depositary (the "Depositary"), (ii) the Capital Securities are to be tendered by effecting a book-entry transfer into the Depositary's account at The Depositary Trust Company ("DTC") or (iii) a tender of Capital Securities is to be made according to the guaranteed delivery procedures described in the Offer to Purchase under the heading "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures;" and, in each case, instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP").

     Holders of Capital Securities that are tendering by book-entry transfer to the Depositary's account at DTC can tender Capital Securities and deliver Consents through ATOP, for which the Tender Offer will be eligible. DTC participants that are accepting the Tender Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message (as defined in the Offer to Purchase) to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Tender Offer and the Consent Solicitation as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent's Message.

     In conjunction with the Tender Offer, the Company is soliciting consents ("Consents") from Holders of Capital Securities on the Record Date for the Proposed Amendments (as defined in the Offer to Purchase) to the Junior Subordinated Indenture (as defined in the Offer to Purchase). The Supplemental Indenture effecting the Proposed Amendments to the Junior Subordinated Indenture is referred to herein as the "Supplemental Indenture."

     HOLDERS WHO TENDER CAPITAL SECURITIES ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL BY A HOLDER OF CAPITAL SECURITIES ON THE RECORD DATE WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE. HOLDERS WHO TENDER CAPITAL SECURITIES AND WHO WERE NOT HOLDERS OF SUCH CAPITAL SECURITIES AS OF THE RECORD DATE MUST DELIVER TO THE DEPOSITARY A PROXY PRIOR TO THE CONSENT TIME OR THE EXPIRATION TIME, AS THE CASE MAY BE, IN ORDER FOR SUCH TENDER TO BE VALID.

     Holders who purchase Capital Securities or whose purchase settles or is registered after the close of business on the Record Date and, at or prior to the Consent Time who wish to tender their Capital Securities in the Tender Offer, must arrange with their seller to receive a duly completed, valid and unrevoked Proxy from the Holder on the Record Date of such Capital Securities. In order to facilitate the receipt of Consents, Capital Securities shall, during the period which commences November 12, 1997 and which will end at the

Expiration Time, trade in the over-the-counter market "with proxy" providing the purchaser with the right to vote such acquired Capital Securities in the Consent Solicitation.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE
DEPOSITARY.

     If, after the Consent Time, but prior to the Expiration Time, a Holder desires to tender Capital Securities pursuant to the Tender Offer and time will not permit this Letter of Transmittal, certificates representing such Capital Securities and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed prior to the Expiration Time, then such Holder must tender such Capital Securities and deliver Consent according to the guaranteed delivery procedures set forth under the caption "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 2 on page 13 of this Letter of Transmittal.

     Upon the terms and subject to conditions of the Tender Offer, the Company will accept for payment all Capital Securities properly tendered (and not withdrawn) pursuant to the Tender Offer prior to the Expiration Time. The consideration for the Capital Securities tendered and accepted for payment pursuant to the Tender Offer will be paid on the third New York Stock Exchange ("NYSE") trading day after the Expiration Time or as soon as possible thereafter (the "Settlement Date"). Payment will be made in immediately available (same-day) funds.

     Holders who wish to consent to the Proposed Amendments and execution of the Supplemental Indenture and tender their Capital Securities must, at a minimum, complete columns (1) through (3) in the table on page 5 below entitled "Description of Capital Securities Tendered and in Respect of Which Consent is Given" and properly complete each of the boxes on pages 10 and 11 (and, if such tendering Holder was not the Holder as of the Record Date, deliver a Proxy herewith). IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE IN RESPECT OF, AND TO HAVE TENDERED, ALL CAPITAL SECURITIES LISTED IN THE TABLE. If a Holder wishes to tender less than all of such Capital Securities, column (4) on page 5 must be completed in full. Partial tenders of Capital Securities will be accepted only in liquidation amounts of $100,000 and integral multiples thereof; provided, however, that if a Holder tenders less than all of the Capital Securities held by it, the Capital Securities retained by such Holder must have an aggregate liquidation amount of at least $100,000. See Instruction 4 on page 14 of this Letter of Transmittal.

                       PLEASE COMPLETE THE FOLLOWING BOX.

[ ]  CHECK HERE IF TENDERED CAPITAL SECURITIES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER (INCLUDING THROUGH ATOP) TO THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
-------------------------------------------------------------------------------

DTC Account No.:
--------------------------------------------------------------------------------

Date Tendered:
-------------------------------------------------------------------------------,
1997

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s):
--------------------------------------------------------------------------------

Window Ticket Number (if any):
-----------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------, 1997

Name of Eligible Institution that Guaranteed Delivery:
-------------------------------------------------------

If delivery is by book-entry transfer, complete the following:

DTC Account No.:
--------------------------------------------------------------------------------

Date Sent:
-------------------------------------------------------------------------------,
1997

     List below the Capital Securities to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and liquidation amounts on a separate signed schedule and affix the schedule to this Letter of Transmittal. See Instruction 4 on page 14 if tendering less than all of the Capital Securities held.

-----------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF HOLDER(S) OR NAME OF
   DTC PARTICIPANT AND PARTICIPANT'S DTC ACCOUNT NUMBER                DESCRIPTION OF CAPITAL SECURITIES TENDERED
           IN WHICH CAPITAL SECURITIES ARE HELD                         AND IN RESPECT OF WHICH CONSENT IS GIVEN*
                (PLEASE FILL IN, IF BLANK)                         (ATTACHED ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------
                            (1)                                     (2)                  (3)                    (4)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIQUIDATION AMOUNT
                                                                                                            TENDERED AND
                                                                                  TOTAL LIQUIDATION        IN RESPECT OF
                                                                CERTIFICATE           AMOUNT OF        WHICH CONSENT IS GIVEN
                                                                NUMBER(S)**     CAPITAL SECURITIES***  (IF LESS THAN ALL)***
=============================================================================================================================
=============================================================================================================================
=============================================================================================================================
=============================================================================================================================
      TOTAL LIQUIDATION AMOUNT OF CAPITAL SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
    * Holder(s) who were not Holder(s) as of the Record Date must deliver a Proxy herewith.
   ** Need not be completed by Holder(s) tendering by book-entry transfer or in accordance with DTC's ATOP procedures for transfer.
  *** You must consent to the Proposed Amendments and execution of the Supplemental Indenture in respect of all of the
      Capital Securities tendered by you; completion of column (3) will constitute a Consent to the Proposed Amendments and execution of the Supplemental Indenture, unless less than all such Capital Securities listed in column (3) are tendered as specified in column (4), in which case Consents only with respect to such lesser amount of such Capital Securities tendered shall be given.
-----------------------------------------------------------------------------------------------------------------------------

     All capitalized terms used herein and not defined herein have the meaning ascribed to them in the Offer to Purchase.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the liquidation amount of Capital Securities indicated in the table above entitled "Description of Capital Securities Tendered and in Respect of Which Consent is Given," upon the terms and subject to the conditions set forth in the Offer to Purchase (receipt of which is hereby acknowledged) and in this Letter of Transmittal, and, hereby consents with respect to the proposed amendments described in the Offer to Purchase (the "Proposed Amendments") and execution by the Company and the Debenture Trustee (as defined in the Offer to Purchase) of the Supplemental Indenture. The terms and conditions set forth in the Offer to Purchase and this Letter of Transmittal together constitute the Company's offer (the "Tender Offer") to purchase for cash any and all of the outstanding Capital Securities for the consideration set forth in the Offer to Purchase. Upon the terms and subject to the conditions of the Tender Offer (including, if the Tender Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, the Company will pay for any and all Capital Securities validly tendered (and not withdrawn) pursuant to the Tender Offer on the third New York Stock Exchange (the "NYSE") trading day following the Expiration Time, or as soon as possible thereafter (the "Settlement Date"). Payment for any such Capital Securities will be made in immediately available (same-day) funds for the Tender Offer Consideration and if applicable, any Consent Payment.

     Subject to, and effective upon acceptance for payment of the Capital Securities tendered hereby in accordance with the terms and subject to the conditions of the Tender Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, all Capital Securities tendered hereby, and also consents to the Proposed Amendments with respect to such Capital Securities. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as agent of the Company) with respect to such Capital Securities, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Capital Securities or transfer ownership of such Capital Securities on the account books maintained by DTC, in either such case together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Capital Securities for transfer of ownership on the books to the Trust, (c) to the extent applicable, deliver to the Debenture Trustee the Consent contained herein as evidence of the undersigned's Consent to the Proposed Amendments and execution of the Supplemental Indenture and as a confirmation that the Consent has been received, (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Capital Securities and (e) accept payment of the Tender Offer Consideration (and, if applicable, the Consent Payment) on behalf of the undersigned in respect of the Capital Securities tendered hereby, all in accordance with the terms of the Tender Offer.

     If the undersigned is not the Holder of the Capital Securities listed in the box labeled "Description of Capital Securities Tendered and in Respect of Which Consent is Given," under the column heading "Liquidation Amount Tendered and in Respect of Which Consent is Given," then in order validly to consent, the undersigned will have to deliver a properly completed irrevocable Proxy, as provided herein, that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver Consents in respect of such Capital Securities on behalf of the Holder thereof, and such Proxy must be delivered with this Letter of Transmittal.

     The undersigned understands that tenders of Capital Securities may be withdrawn at any time prior to the Expiration Time. Thereafter, such tenders are irrevocable except that they may be withdrawn after Friday, January 9, 1998, unless previously accepted for payment as provided in the Offer to Purchase. Consents may be revoked at any time prior to the Consent Time so long as any Capital Securities tendered therewith are concurrently withdrawn. Such withdrawals may be made by written, telegraphic or facsimile notice of withdrawal, or a properly transmitted "Request Message" through ATOP, received by the Depositary. A valid withdrawal of tendered Capital Securities prior to the Consent Time will constitute the concurrent valid revocation of the related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Capital Securities. In the event of a termination of the Tender Offer, the Capital Securities tendered pursuant to the Tender Offer will be returned to the tendering Holders promptly (or, in the case of Capital Securities tendered by book-entry transfer, such Capital Securities will be credited to the account maintained at DTC from which such Capital Securities were delivered). If the Company makes a material change in the terms of the Tender Offer or the Consent Solicitation or the information concerning the Tender Offer or the Consent Solicitation, the Company will disseminate additional Tender Offer and Consent Solicitation materials and extend the Tender Offer and, if applicable, the Consent Solicitation, to the extent required by applicable law. If the Consent Solicitation is amended prior to the Consent Time in a manner determined by the Company to constitute a material adverse change to the Holders, the Company promptly will disclose such amendment and, if necessary, extend the Consent Solicitation for a period deemed by the Company to be adequate to permit Holders to withdraw their Capital Securities and revoke their Consent.

     The undersigned agrees and acknowledges that, if the undersigned is a Holder of the Capital Securities on the Record Date or holds a Proxy from such Holder on the Record Date authorizing the undersigned to deliver their Consent with respect to such Capital Securities, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Amendments and execution of the Supplemental Indenture (with respect to the liquidation amount of Capital Securities indicated in the table above entitled "Description of Capital Securities Tendered and in Respect of Which Consent is Given" (or, if nothing is indicated therein, with respect to the liquidation amount of Capital Securities with respect to which the undersigned's Consent is deemed given in connection with a tender of Capital Securities)) as permitted by the Junior Subordinated Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal. The undersigned understands that after the Consent Time no Consents may be revoked. The undersigned understands that the Proposed Amendments effected by the Supplemental Indenture will not become operative unless and until the Depositary certifies to the Trustees that the Minimum Consent (as defined in the Offer to Purchase) has been received. The undersigned also understands that notwithstanding any other provision of the Tender Offer or the Consent Solicitation, the Company's obligation to accept for payment, and to pay for, Capital Securities validly tendered pursuant to the Tender Offer or any Consent Payment is conditioned upon (1) receipt of the Minimum Consent Condition (as defined in the Offer to Purchase), (2) receipt of the Minimum Condition (as defined in the Offer to Purchase) and (3) satisfaction of the other conditions of the Tender Offer.

     The undersigned hereby represents and warrants that: (a) the undersigned
(i) has full power and authority to tender the Capital Securities hereby and to sell, assign and transfer all right, title and interest in and to such Capital Securities and (ii) either has full power and authority to deliver the Consent or is delivering a duly executed Proxy from a person or entity having such power and authority; and (b) the Company will acquire good, indefeasible and unencumbered title to such Capital Securities, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to an adverse claim, when the same are acquired by the Company. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of Capital Securities tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments and execution of the Supplemental Indenture.

     The undersigned understands that Capital Securities properly tendered and not withdrawn prior to the Expiration Time may be purchased for the consideration set forth in the Offer to Purchase, upon the terms and subject to the conditions of the Tender Offer. If any amount of tendered Capital Securities is not purchased for any reason, or if certificates are submitted that evidence a greater liquidation amount of Capital Securities than the liquidation amount to be tendered, such unpurchased Capital Securities or new certificates evidencing the Capital Securities for untendered amounts, as the case may be, will be returned, without expense, to the undersigned at the address shown above, or at such different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of Capital Securities tendered by book-entry transfer, such Capital Securities will be credited to the account maintained at DTC from which Capital Securities were delivered).

     The undersigned understands that the procedures described in the Offer to Purchase under the heading "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Offer to Purchase. For purposes of the Tender Offer, the undersigned understands that validly tendered Capital Securities (or defectively tendered Capital Securities with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Consent Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when both (a) the Company and the Trustee have executed the Supplemental Indenture as of the Consent Time, and (b) the Company has accepted the Capital Securities for payment pursuant to the Tender Offer.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successor and assigns of the undersigned.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the check for the Tender Offer Consideration (and, if applicable, the Consent Payment) for any Capital Securities purchased and any certificates for Capital Securities not tendered or not purchased in the name(s) of the undersigned (and, in the case of Capital Securities tendered by book-entry transfer, by credit to the DTC account specified above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Tender Offer Consideration (and, if applicable, the Consent Payment) for any Capital Securities purchased and any certificates for Capital Securities not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown above. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Tender Offer Consideration (and, if applicable, the Consent Payment) for any Capital Securities purchased in the name(s) of, and return any certificates for the Capital Securities not tendered or not purchased to, the person(s) so indicated at the address so indicated. The undersigned recognizes that the Company has no obligation under the "Special Issuance Instructions" or the "Special Delivery Instructions" of this Letter of Transmittal to effect the transfer of any Capital Securities from the name of the Holder(s) thereof if the Company does not accept for payment any of the liquidation amount of Capital Securities so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)
To be completed ONLY if Capital Securities to be issued in the liquidation amount of Capital Securities not tendered or not purchased, and/or any check for the Tender Offer Consideration (and, if applicable, any Consent Payment), are to be issued in the name of someone other than the undersigned. If any of the Capital Securities are to be issued in the name of someone other than the undersigned, the assignment block on the back of such Capital Securities must be properly completed or an appropriate instrument of transfer must be provided (unless delivered by book-entry transfer).

Issue to:
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------
        (Taxpayer Identification or Social Security Number(s)* of Payee)

                 * PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9
                         ON THIS LETTER OF TRANSMITTAL.

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)
To be completed ONLY if Capital Securities to be issued in the liquidation amount of Capital Securities not tendered or not purchased, and/or any check for the applicable Tender Offer Consideration (and, if applicable, any Consent Payment), are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Send to:
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------
                               (Include Zip Code)

                                   SIGN HERE
 (PLEASE ALSO COMPLETE THE CONSENT AND THE SUBSTITUTE FORM W-9 INCLUDED AS PART
                         OF THIS LETTER OF TRANSMITTAL)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 SIGNATURE OF HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:
------------------------------ , 1997

     Must be signed by (A) Holder(s) exactly as name(s) appear(s) on certificates for Capital Securities tendered, or if tendered by a participant in DTC, exactly as such DTC participant's name appears on the security position listing as an owner of Capital Securities (B) person(s) authorized to become Holder(s) of Capital Securities by endorsements and documents transmitted herewith.

     If the signature(s) appearing above is (are) not the Holder(s), then the Holder(s) must sign the form of consent appearing below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 on page 14 of this Letter of Transmittal.

     BY SIGNING THIS LETTER OF TRANSMITTAL, THE HOLDER HEREBY CONSENTS TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Capacity (full title):
--------------------------------------------------------------------------------

Daytime Area Code and Telephone Number:
---------------------------------------------------------------------

Social Security Number or Employer Identification Number:
-----------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Dated:
------------------------------ , 1997

                                    CONSENT
            (SIGN HERE -- THIS CONSENT MUST BE COMPLETED BY HOLDERS
              WITH RESPECT TO CAPITAL SECURITIES TENDERED PURSUANT
                        TO THIS LETTER OF TRANSMITTAL.)

     IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A HOLDER OF CAPITAL SECURITIES WHO IS NOT THE HOLDER, THEN THE HOLDER MUST SIGN THE FOLLOWING CONSENT (OR A SEPARATE DOCUMENT SUBSTANTIALLY IN THE FORM OF THE FOLLOWING CONSENT WHICH DOCUMENT MUST BE DELIVERED TO THE DEPOSITARY AT OR BEFORE THE CONSENT TIME) WITH SUCH SIGNATURE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR (AS DEFINED IN THE OFFER TO PURCHASE) OR AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE).

     Pursuant to the Tender Offer and the Consent Solicitation, the undersigned Holder(s) of the Capital Securities tendered pursuant to this Letter of Transmittal hereby consent(s) to the Proposed Amendments and execution of the Supplemental Indenture.

--------------------------------------------------------------------------------
                 Signature of Holder(s) or Authorized Signatory

Dated:  , 1997

     Must be signed by Holder(s) exactly as name(s) on the Capital Securities tendered or on the security position listing. If the signature is by a Holder other than the Holder as of the Record Date, the Proxy on page 12 must be completed and signed by the Holder as of the Record Date.

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 on page 14.

Name(s)
------------------------------------------------------
                                     (Please Print)

Capacity (full title):
------------------------------------------------------


Address(es):
------------------------------------------------------

------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code
and Telephone No.:
------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:
------------------------------------------------------

Dated:  , 1997
Authorized
Signature:
------------------------------------------------------

         IF SELLING CAPITAL SECURITIES SUBSEQUENT TO NOVEMBER 14, 1997,
                       THE HOLDER ON THE RECORD DATE MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

            PLEASE SIGN THIS FORM TO IRREVOCABLY TRANSFER A CAPITAL
               SECURITIES PROXY TO A SUBSEQUENT HOLDER OF CAPITAL
         SECURITIES WHO WAS NOT A HOLDER OF RECORD ON NOVEMBER 14, 1997

                               IRREVOCABLE PROXY
              WITH RESPECT TO 10 3/4% CAPITAL SECURITIES, SERIES B
                                       OF

                               INTEGON CAPITAL I
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

       ------------------------------------------------------------------
                        TYPE OR PRINT NAME OF PURCHASER

as attorney and proxy, with full power of substitution, to vote, consent and otherwise act for and in the name(s) of the undersigned with respect to the Capital Securities indicated below which were held of record by the undersigned on November 14, 1997, in the manner in which the undersigned would be entitled to vote, consent and otherwise act in respect of such Capital Securities on any and all matters.

     This Proxy shall be effective whether or not the Capital Securities indicated below are tendered in the Tender Offer.

     This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Capital Securities indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

     All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Capital Securities pursuant to any of the procedures described in the Offer to Purchase and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer.

---------------------------------------------------------------------------------------------
                              DESCRIPTION OF CAPITAL SECURITIES
---------------------------------------------------------------------------------------------
            Certificate Number(s)
    (Attach Separately Signed Schedule if               Aggregate Liquidation Amount
                  Necessary)                               of Capital Securities
=============================================================================================
=============================================================================================
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Signature of Holder(s) or Authorized Signatory

--------------------------------------------------------------------------------
                             Type or Print Name(s)

Date:
------------------------------ , 1997

Tax Identification or Social Security No.(s):
-----------------------------------------------------------------

                           INSTRUCTIONS FORMING PART
                OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

     1. Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Program (as defined in the Offer to Purchase) or any Eligible Institution unless the Capital Securities tendered hereby are (a) tendered by a physical Holder of Capital Securities, or a DTC participant whose name appears on a security position listing as the owner of such Capital Securities, who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (b) for the account of an Eligible Institution. If the Holder of the Capital Securities tendered hereby is a person other than the signer of this Letter of Transmittal, see Instruction 5.

     2. Delivery of Letter of Transmittal and Capital Securities. This Letter of Transmittal is to be used only if (a) Capital Securities tendered hereby are forwarded herewith, (b) Capital Securities tendered hereby are delivered by book-entry transfer to the Depositary's account at DTC or (c) Capital Securities tendered hereby are to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures" and, in each case, instructions are not being transmitted through ATOP. All physically tendered Capital Securities, or confirmation of a book-entry transfer into the Depositary's account at DTC of all Capital Securities delivered electronically, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or a properly transmitted Agent's Message, and any other documents required by this Letter of Transmittal, must be mailed or delivered to the Depositary at its address set forth on the front page hereof and must be received by the Depositary at or prior to the Consent Time on the Consent Date or the Expiration Time, as applicable. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     If, after the Consent Time on the Consent Date, but prior to the Expiration Time, a Holder desires to tender Capital Securities pursuant to the Tender Offer and time will not permit this Letter of Transmittal, certificates representing such Capital Securities and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed prior to the Expiration Time, then such Holder may tender such Capital Securities pursuant to the guaranteed delivery procedures set forth under the caption "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures" in the Offer to Purchase. Pursuant to such procedures:

          (a) such tender is made by or through an Eligible Institution;

          (b) a properly completed and duly executed Notice of Guaranteed Delivery (a "Notice of Guaranteed Delivery"), in the form provided by the Company herewith, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, is received by the Depositary prior to the Expiration Time; and

          (c) a properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or a properly transmitted Agent's Message, as well as the certificate(s) representing all tendered Capital Securities in proper form for transfer or confirmation of a book-entry transfer of such Capital Securities into the Depositary's account at DTC, and all other documents required by this Letter of Transmittal are received by the Depository within two NYSE trading days after the Expiration Time.

     HOLDERS SHOULD BE AWARE THAT THE GUARANTEED DELIVERY PROCEDURES CANNOT BE USED PRIOR TO THE CONSENT TIME ON THE CONSENT DATE AND THAT USE OF THE GUARANTEED DELIVERY PROCEDURES WILL RESULT IN A HOLDER BEING INELIGIBLE TO RECEIVE THE CONSENT PAYMENT WITH RESPECT TO THE CAPITAL SECURITIES SO DELIVERED WHICH MIGHT OTHERWISE BE PAID.

     THE METHOD OF DELIVERY OF CAPITAL SECURITIES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING BOOK-ENTRY DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS

LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers of the Capital Securities and the liquidation amount of Capital Securities tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders and Consents. (Not applicable to Holders by book-entry transfer.) Partial tenders of Capital Securities will be accepted only in liquidation amounts of $100,000 and integral multiples thereof; provided, however, that if a Holder tenders less than all of the Capital Securities held by it, the Capital Securities retained by such Holder must have an aggregate liquidation amount of at least $100,000. The aggregate liquidation amount of all Capital Securities delivered to the Depositary will be deemed to have been tendered and Consents given with respect thereto unless otherwise indicated. If tenders are made with respect to less than the entire liquidation amount of the Capital Securities delivered herewith, enter the liquidation amount (in integral multiples of $100,000) of the Capital Securities that are to be tendered and in respect of which a Consent is given in the column entitled "Liquidation Amount Tendered and in Respect of Which Consent is Given." In such case, Capital Securities for the liquidation amount of the nontendered Capital Securities will be issued and sent to the Holder, unless otherwise specified in "Special Issuance Instructions" box or the "Special Delivery Instructions" box on page 9 of this Letter of Transmittal.

     5. Signatures on Letter of Transmittal, Bond Powers and Endorsements. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A PERSON OTHER THAN THE RECORD HOLDER(S) OF CAPITAL SECURITIES TENDERED HEREBY, THEN, IN ORDER TO VALIDLY TENDER SUCH CAPITAL SECURITIES PURSUANT TO THE TENDER OFFER, SUCH CAPITAL SECURITIES MUST BE ENDORSED OR ACCOMPANIED BY AN APPROPRIATE WRITTEN INSTRUMENT OR INSTRUMENTS OF TRANSFER SIGNED EXACTLY AS THE NAME(S) OF SUCH RECORD HOLDER(S) APPEAR(S) ON THE CAPITAL SECURITIES, WITH THE SIGNATURE(S) ON SUCH CAPITAL SECURITIES OR TRANSFER GUARANTEED BY AN ELIGIBLE INSTITUTION, ALONG WITH A PROXY.

     If this Letter of Transmittal is signed by the Holder(s) of the Capital Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Capital Securities without any change whatsoever.

     If any of the tendered Capital Securities are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the tendered Capital Securities are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by the Holder(s) of the Capital Securities, no endorsements of Capital Securities or separate bond powers are required unless Capital Securities not tendered are to be issued or returned in the name of any person other than the Holder(s). Signatures on any such Capital Securities or bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal, any Consents or any Capital Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s), such persons should so indicate when signing and must submit proper evidence satisfactory to the Depositary of their authority so to act.

     6. Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay or cause to be paid all transfer taxes, if any, with respect to the sale and transfer of any Capital Securities to it pursuant to the Tender

Offer. If, however, payment of the Tender Offer Consideration (and, if applicable, any Consent Payment) is to be made to, or Capital Securities not tendered or not purchased are to be delivered or issued in the name of, any person other than the undersigned, or if a transfer tax is imposed for any reason other than the transfer or sale of Capital Securities to the Company pursuant to the Tender Offer, the amount of any such transfer taxes (whether imposed on the undersigned, such other person or otherwise) will be deducted from the payment unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Issuance and Delivery Instructions. If Capital Securities representing the aggregate liquidation amount of Capital Securities not tendered or not accepted for payment under the Tender Offer and/or checks are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such Capital Securities and/or checks are to be sent to someone other than the signer of this Letter of Transmittal or to the signer at a different address, the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on page 9 of this Letter of Transmittal should be completed, as applicable. All Capital Securities tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Capital Securities were delivered, unless the appropriate box on this Letter of Transmittal is checked, in which case the Capital Securities will be returned by crediting the account indicated in such box.

     8. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be obtained from the Information Agent at its address set forth below. Holders of Capital Securities may also contact the Dealer Manager at its telephone number set forth below or such Holder's broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offer.

     9. Substitute Form W-9. A tendering Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 that is provided below and to certify that the Holder (or payee) is not subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ("IRS") and 31% federal income tax backup withholding on the payments made to such person.

     IMPORTANT: A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) (OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) TOGETHER WITH CAPITAL SECURITIES (OR IN THE CASE OF A BOOK-ENTRY TRANSFER, A BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE CONSENT TIME WITH RESPECT TO HOLDERS WISHING TO RECEIVE THE CONSENT PAYMENT TOGETHER WITH THE TENDER OFFER CONSIDERATION; WHEREAS A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) (OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) TOGETHER WITH CAPITAL SECURITIES (OR IN THE CASE OF A BOOK-ENTRY TRANSFER, A BOOK-ENTRY CONFIRMATION) AND ALL REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME WITH RESPECT TO HOLDERS WISHING TO RECEIVE ONLY THE TENDER OFFER CONSIDERATION (I.E., NOT THE CONSENT PAYMENT).

                           IMPORTANT TAX INFORMATION

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDERS (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS) OF THE TENDER OFFER. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY FOREIGN, STATE OR LOCAL TAX LAWS.

SUBSTITUTE FORM W-9

     Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of the Tender Offer Consideration and any Consent Payment ("Gross Proceeds") paid to certain Holders or other payees pursuant to the Tender Offer. To prevent backup withholding on any Gross Proceeds paid to the Holder or other payee with respect to Capital Securities tendered pursuant to the Tender Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding. In general, if a Holder of Capital Securities is an individual, the TIN is the Social Security number of such individual. In addition, if the Depositary is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS.

     Certain Holders of Capital Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Depositary. For further information regarding backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete Substitute Form W-9 if Capital Securities are held in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     The payment of Gross Proceeds generally will constitute reportable payments for U.S. federal income tax purposes.

CONSEQUENCES OF FAILURE TO COMPLETE SUBSTITUTE FORM W-9

     Failure to complete the Substitute Form W-9 will not, by itself, cause the Capital Securities to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of the Gross Proceeds paid pursuant to the Tender Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, the Holder may claim a refund from the IRS.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Capital Securities. If the Capital Securities are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

      SUBSTITUTE FORM W-9          PART I--PLEASE PROVIDE YOUR        -------------------------------
  DEPARTMENT OF THE TREASURY       TAXPAYER IDENTIFICATION NUMBER         Social Security Number
   INTERNAL REVENUE SERVICE        IN THE BOX AT THE RIGHT AND
 PAYER'S REQUEST FOR TAXPAYER      CERTIFY BY SIGNING AND DATING                    OR
   IDENTIFICATION NUMBER AND       BELOW.
     CERTIFICATION ("TIN")         (See Guidelines)
                                   -------------------------------    -------------------------------
                                   PART II--For Payees exempt from        Employer Identification
                                   backup withholding, see                        Number
                                   "Important Tax Information"
                                   above and Guidelines for
                                   Certification of Taxpayer
                                   Identification Number on
                                   Substitute Form W-9 enclosed
                                   herewith and complete as
                                   instructed therein.
-----------------------------------------------------------------------------------------------------

CERTIFICATIONS--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either
    (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver the application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty
    (60) days, such retained amounts shall be remitted to the IRS as backup withholding.)

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTION -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see "Important Tax Information" above).

Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Address:
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

Signature:        Date:  , 1997
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

     Any questions regarding the terms of the Tender Offer and the Consent Solicitation may be directed to the Dealer Manager.

     The Dealer Manager for the Tender Offer and the Solicitation Agent for the Consent Solicitation is

                           MORGAN STANLEY DEAN WITTER

                           Liability Management Group
                          1585 Broadway, Second Floor
                            New York, New York 10036
                         Call Toll Free: (800) 624-1808

     Any questions or requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact such Holder's broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offer.

                 The Information Agent for the Tender Offer is

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                           Toll-free: (800) 290-6427

               Banks and Brokers may Call Collect: (212) 269-5550

                     The Depositary for the Tender Offer is

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                    By Mail:
                                   ---------

                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                                 P.O. Box 2569
                                   Suite 4660
                           Jersey City, NJ 07303-2569
                                    By Hand:
                                   ----------

                    First Chicago Trust Company of New York
                               Tender & Exchanges
                        c/o The Depositary Trust Company
                                55 Water Street
                                    DTC TAD
                        Vietnam Veterans Memorial Plaza
                               New York, NY 10041

                             By Overnight Courier:
                            -----------------------

                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                                 14 Wall Street
                                   8th Floor
                                 Suite 4680-INT
                               New York, NY 10005

                  By Facsimile for Eligible Institutions Only:
                 ---------------------------------------------
                                 (201) 222-4720
                                       or
                                 (201) 222-4721

                   For Confirmation and/or Information Call:
                 ----------------------------------------------
                                 (800) 438-0052